GE Institutional Funds

Supplement Dated October 20, 2006

to Prospectus dated January 29, 2006

Effective January 1, 2007, George A. Bicher will replace Richard L. Sanderson as one of the portfolio managers of the U.S. Equity Fund, which also includes Christopher D. Brown, Stephen V. Gelhaus and Paul C. Reinhardt. Mr. Bicher is currently a Vice President of GE Asset Management and has served as an equity research analyst since joining GE Asset Management in June 2002. In addition to assuming his new role as one of the portfolio managers of the U.S. Equity Fund, Mr. Bicher will also serve as Director of the U.S. Equity Research Team. Prior to joining GE Asset Management, Mr. Bicher served in a number of positions at Deutsche Banc Alex Brown since 1994. Mr. Bicher began his career as a bank examiner at the U.S. Treasury, Controller of the Currency, before moving to the private sector. Mr. Bicher holds an MBA from Boston University and a BS from West Virginia University.

In light of the foregoing change to the Fund’s portfolio manager, the GE Institutional Funds prospectus will be revised as follows effective January 1, 2007:

1. The first sentence under the section “About the Funds’ Portfolio Managers—Portfolio Management Teams” located on page 48 of the prospectus is deleted in its entirety and replaced with the following:

“The U.S. Equity Fund is managed by a team of portfolio managers that includes George Bicher, Christopher D. Brown, Stephen V. Gelhaus and Paul C. Reinhardt.”

2. The reference to Richard L. Sanderson under the section “About the Funds’ Portfolio Managers— Portfolio Manager Biographies” located on page 50 of the prospectus is deleted in its entirety and replaced with the following:

“George A. Bicher is currently a Vice President of GE Asset Management. Effective January 1, 2007, Mr. Bicher will serve as Director of the U.S. Equity Research Team and a portfolio manager for the U.S. Equity Fund. Mr. Bicher has held the position of equity research analyst since joining GE Asset Management in June 2002. Prior to joining GE Asset Management in June 2002, he served in a number of positions at Deutsche Banc Alex Brown since 1994.”

Please retain this supplement for future reference